CAVANAL HILL FUNDS

Supplement dated August 1, 2014
to the
Cavanal Hill Funds’ Statement of Additional Information
dated December 31, 2013

This Supplement provides updated information regarding the Cavanal Hill Opportunistic Fund diversification status and supersedes any information to the contrary in the Cavanal Hill Funds’ Statement of Additional Information.

At its inception, the Cavanal Hill Opportunistic Fund was designated as a non-diversified fund. Management anticipated that as assets under management grew, it would eventually be operated as a non-diversified fund. It has not operated as a non-diversified fund and management no longer intends to operate in such a manner.

Effective immediately, all references in the Statement of Additional Information to the Opportunistic Fund being a non-diversified fund shall be replaced to indicate that the Opportunistic Fund is a diversified fund.

All other information contained in the Statement of Additional Information remains unchanged.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE
STATEMENT OF ADDITIONAL INFORMATION
FOR FUTURE REFERENCE.